Exhibit 4.2

NUMBER
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES
NY 53501	[LOGO]
COMMON STOCK

PAR VALUE TEN CENTS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, N.J.
CUSIP 307000 10 9

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

FAMILY DOLLAR STORES, INC.
[FDO LOGO]
This Certifies that

Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Family Dollar Stores, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the share represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CORPORATE SEAL]

DATED:

Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
BY:	TRANSFER AGENT AND REGISTRAR

/s/ Howard R. Levine
CHAIRMAN OF THE BOARD
AUTHORIZED SIGNATURE	/s/ George R. Mahoney, Jr.
SECRETARY

FAMILY DOLLAR STORES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH IT IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian

TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

For value received,                                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                           Shares

represented by the within certificate, and do hereby irrevocably constitute and appoint                                            Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.